united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Day Hagan Tactical Allocation Fund

Day Hagan Logix Tactical Dividend Fund

June 30, 2019

Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

1-877-329-4246

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.dhfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 877-329-4246 (877-DAY-HAGN). Your election to receive reports in paper will apply to all funds held within the fund complex.

If you own these shares through a financial intermediary (such as a broker-dealer or bank), you may elect to receive paper copies or electronic copies of shareholder reports by contacting your financial intermediary. If you do not own these shares through a financial intermediary, you may elect to receive electronic copies of the shareholder reports by calling the Funds at 877-329-4246 (877-DAY-HAGN) or elect to receive paper copies of the shareholder reports by following the instructions included. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Day Hagan Funds Annual Shareholder Letter

July 2019

The past year generally illustrated a positive result for equities, as we continued to experience benefits from the U.S. corporate tax reform and reduction of regulations, and global Central Banks remained accommodative on balance. Global economic growth stayed positive but started showing signs of weakness, and the possibility of global recession began filtering its way into conversations. In December 2018, the markets experienced a sudden, major swoon that contributed to underperformance on an annual basis for many strategies.

While the aforementioned factors gave reason for caution in the midst of the longest economic expansion we’ve experienced (now approaching in excess of 120 months), the market was still able to produce positive returns. This was primarily due to increasing concentration in growth-oriented names, commonly referred to as the FANG stocks. In 2012, the FANG stocks represented 5% of the S&P 500. More recently, they had grown to represent 15% of the S&P 500, showing a serious concentration in just a few names. This aside, the abovementioned factors, along with a myriad of other obstacles, cropped up along the way to the end result. Each, in our view, had the propensity to derail the equity market’s uptrend—some for a short period of time, others potentially longer. Among the most prominent were:

Tweet Risk has almost become a new norm but has greatly impacted and increased volatility in the markets, as witnessed in December. Affected sectors and industries included medical distributors, retail stocks, and areas of the financial markets reliant on international trade. We found that Tweet Risk could negatively impact the psychology around even good operating businesses, exerting significant downward price pressures on a short-term basis. Tweet Risk, in our view, served to increase market volatility and extend the likely period of time for value opportunities to be realized.

Trade War Risk also increased throughout the year. The threat of tariffs that would potentially reduce overall economic growth on a global basis has not, as we once thought it might, been mitigated, and instead has increased. At this point, we view the tariff negotiations (including NAFTA) as likely being unresolved without a major market dislocation and view the overhang as a definite headwind.

Trade War Risk also caused consternation in China, one of the world’s fastest-growing economies. China led us to believe that they would reciprocate against any U.S.-imposed tariffs by devaluing their currency, which China recently did in a case of currency manipulation. We continue to view China’s potentially destabilizing reactions as a reason why our models maintain a conservative allocation to equities.

Valuation Risk also remained elevated based on earnings, sales, and book values. Even with corporate tax reform and the resulting earnings boost, U.S. companies, on average, remained in overvalued territory relative to the past 5 years, 10 years and full post-WWII period.

Interest Rate Risk was also prevalent. While investors’ worst fears around an interest rate spike may not have been realized, it’s important to recognize that after the 10-year Treasury rate approached 2% in September ’17, it then leaped higher and exceeded 3% by May ’18. Higher rates were beginning to be noticed with regard to the impact on Federal Debt net interest payments, consumer discretionary purchases (homes, cars, appliances), and the availability of consumer and business credit. But the Fed recently signaled a more dovish approach to interest rates and actually reduced rates in the face of some of the global economic headwinds.

Central Bank Risk increased. The world’s major central banks (Fed, Bank of Japan, and European Central Bank) have been moving toward normalizing their collective balance sheets. It is anticipated that by mid-2019, there will be net reductions. In other words, they will be removing liquidity from the financial markets for the first time in 10 years. It can be argued that the global bull market following the financial collapse from 2007-2009 was orchestrated and supported by central banks and their massive stimulus measures. Historically, former attempts by the Fed and ECB to slow stimulus ended badly as the equity markets dropped and those same central banks jumped back in with more support. If QE1 was all that was needed, why did the Fed come back to the table with QE2, QE3 and Operation Twist (among many other programs)?

Geopolitical Risk was also high during the past 12 months. Conflicts in Afghanistan, Syria, Iran, Venezuela, Libya, among too many others, continued, along with waves of populism in the EU (Germany, Spain, Italy, Greece) and a regime change in Saudi Arabia (MbS). Brexit is still in the headlines, and the failure to procure an agreement prompted Prime Minister Theresa May to resign. Russia’s activities sometimes caught the media’s attention. Now, however, the continued protests in Hong Kong against China’s policy of permitting extradition of anyone suspected of criminal activity to mainland China has put the international community on alert. At the time of this writing, the uncertainty continued to increase without any impending resolution, which has contributed to growing uncertainty and volatility in the global markets.

Sentiment Risk was at both ends of the spectrum throughout the year, seeing a complete reversal of positive sentiment during December’s market swoon. Investor complacency and the pricing of risk, based on our work, didn’t adequately incorporate the underlying fundamentals and potential risks inherent in equity markets. In other words, markets were vulnerable as investors underpriced risk. This mispricing ultimately was resolved by the massive market shock in December 2018, when equity market volatility measures (such as the VIX) aggressively spiked up. The subsequent forced selling of short volatility positions and resulting market reverberations caused a significant market downturn in December 2018. Importantly, the market’s highs set in early January 2018 have not been exceeded as global equity markets remain range-bound. In our view, this confirms our models’ message that investors shouldn’t be taking on too much risk at this point in the cycle.

Our indicators and models determined that the past year’s environment of rising interest rates, increased volatility, relative high valuations, potential reductions in central bank liquidity, and other increasing headwinds warranted a relatively cautious approach to our equity exposure, which is another way of saying we avoided excess risk.

Throughout the year, in both of our strategies, we ranged from defensive to mildly bullish positioning. Our cash allocations were clearly a drag on performance, yet in light of assessing the risks in real time without the benefit of hindsight, our implementation of positions that weren’t overly aggressive and imbued with inordinate risk was, in our view, both rational and reasonable. In other words, many of the risks we’ve cited, along with others we haven’t, significantly impacted our market performance, and we experienced notable underperformance relative to our benchmarks. This has been an exceptional time of underperformance and is not characteristic of our historical long-term performance.

For the one-year period ending June 30, 2019, the Day Hagan Tactical Allocation Fund I-share (DHAIX), which allocates among stocks (U.S. and international), bonds, and cash, was down -3.04% versus the Blended Benchmark return of +6.80% and the MSCI ACWI Index, up +5.74%. Detracting from performance was our exposure to U.S. equities that were more value-oriented, and our emerging markets exposure, though underweight, was a main contributor to underperformance as well. We also utilized various option strategies to manage risk, including the selling of puts on exchange traded funds we wanted to own and selling calls on existing positions that were nearing sell levels. We will be looking for our models and the weight of the evidence to turn more positive before committing additional capital to equities or fixed income. If the market doesn’t find support and takes a second leg down, we will be quick to follow our models’ direction and lower equity exposure. The bottom line is that broad-based indicator confirmation is the key to success.

For the one-year period ending June 30, 2019, the Day Hagan Logix Tactical Dividend Fund I-share (DHQIX) was up +0.35% versus our primary benchmark, the Russell 1000 Value Index Total Return, which was up +8.46%. The Day Hagan Logix strategy experienced a notable underperformance over the past year relative to the benchmarks due to a recent market environment that does not play to its most significant strengths. More specifically, growth has been outperforming value over the last several years and value suffered a notable drawdown in December. Currently, the disparity between growth valuations and value is at historic levels. Based on our methodology, our current portfolio is among the most meaningfully undervalued, versus our measure of fair market value, that we have experienced since our inception in 2002. Regardless of what comes next for the broader macroeconomic environment and the capital markets, we are positioned to deliver for clients of the Day Hagan Logix Tactical Dividend strategy, as our historic positive record since 2002 of outperformance indicates.

Based on our indicator evidence, none of the indicators have begun to impact corporate returns in a way that would make us turn bearish. At this point, economic growth is still positive but waning, especially on a global basis, and consumers and businesses, based on available survey data, remain cautiously optimistic (although investors are showing signs of potential fatigue). Economic and financial liquidity is still positive, and money is available for credit-worthy, and some not-so-credit-worthy, borrowers.

Given the crosscurrents and potential headwinds, the weight of the evidence continues to support caution and risk management concerning our equity exposure and definitely not an overly aggressive positioning that inordinately, and indiscriminately, takes on risk.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

7059-NLD-8/21/2019

Day Hagan Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, as compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception ^	Since Inception ^^
Day Hagan Tactical Allocation Fund Class A	(3.31)%	2.84%	0.94%	3.67%	N/A
Day Hagan Tactical Allocation Fund Class A with load	(8.93)%	0.82%	(0.26)%	3.03%	N/A
Day Hagan Tactical Allocation Fund Class C	(4.07)%	2.06%	0.18%	2.89%	N/A
Day Hagan Tactical Allocation Fund Class I	(3.04)%	3.09%	N/A	N/A	1.17%
MSCI ACWI Index **	5.74%	11.62%	6.16%	8.83%	6.04%
MSCI World Index ***	4.26%	9.63%	4.56%	7.26%	4.42%
Day Hagan Tactical Allocation Blended Index ****	6.80%	7.47%	4.79%	6.53%	4.74%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I share through October 31, 2019. The Fund’s gross total annual operating expenses were 2.07% for Class A shares, 2.82% for Class C shares and 1.82% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI), and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

***	The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. Investors cannot invest directly in an index.

****	The Day Hagan Tactical Allocation Blended Index reflects an unmanaged portfolio of 55% of the MSCI ACWI Index, 40% of the Barclays Capital U.S. Aggregate Index and a 5% Bloomberg Barclays 1-3 Month Treasury. Investors cannot invest directly in an index.

^	Inception date for Class A and Class C is October 30, 2009.

^^	Inception date for Class I is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2019	% of Net Assets
Exchange-Traded Equity Funds	64.3%
Exchange-Traded Debt Funds	30.8%
Other Assets in Excess of Liabilities	4.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Day Hagan Logix Tactical Dividend Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, as compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception****
Day Hagan Logix Tactical Dividend Fund Class A	0.09%	4.72%	5.03%
Day Hagan Logix Tactical Dividend Fund Class A with load	(5.64)%	2.67%	3.79%
Day Hagan Logix Tactical Dividend Fund Class C	(0.70)%	3.96%	4.22%
Day Hagan Logix Tactical Dividend Fund Class I	0.35%	5.00%	5.29%
Russell 1000 Value Total Return Index **	8.46%	10.19%	7.35%
S&P 500 Total Return Index ***	10.42%	14.19%	10.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.55% for Class A shares, 2.30% for Class C shares and 1.30% for Class I shares through October 31, 2019. The Fund’s gross total annual operating expenses were 1.66% for Class A shares, 2.41% for Class C shares and 1.41% for Class I shares per the latest prospectus . For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The Russell 1000 Value Total Return Index measures the performance of the largest 1000 U.S. companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index.

***	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

****	Inception date is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2019	% of Net Assets
Oil & Gas	14.3%
Diversified Financial Services	12.7%
Exchange-Traded Debt Funds	12.1%
Food	10.5%
REITs (Real Estate Investment Trusts)	10.2%
Transportation	10.0%
Pharmaceuticals	9.8%
Banks	6.6%
Retail	6.1%
Agriculture	4.6%
Beverages	3.1%
Other Assets in Excess of Liabilities	0.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Day Hagan Tactical Allocation Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE-TRADED FUNDS - 95.1%
	DEBT FUNDS - 30.8%
38,000	First Trust Enhanced Short Maturity ETF	$2,281,900
39,000	iShares 1-3 Year Treasury Bond ETF	3,306,420
		5,588,320
	EQUITY FUNDS - 64.3%
95,000	Alerian MLP ETF	935,750
15,500	Communication Services Select Sector SPDR Fund	762,910
5,000	Consumer Discretionary Select Sector SPDR Fund	596,000
20,000	Consumer Staples Select Sector SPDR Fund	1,161,400
7,000	Energy Select Sector SPDR Fund	445,970
33,500	Financial Select Sector SPDR Fund	924,600
19,000	Health Care Select Sector SPDR Fund	1,760,160
18,500	iShares Core MSCI Emerging Markets ETF	951,640
12,500	iShares Core S&P Small-Cap ETF	978,500
17,500	iShares MSCI Japan ETF	955,150
10,000	Technology Select Sector SPDR Fund	780,400
26,000	Vanguard FTSE Europe ETF	1,427,400
		11,679,880

	TOTAL EXCHANGE-TRADED FUNDS (Cost $17,109,426)	17,268,200

	TOTAL INVESTMENTS - 95.1% (Cost $17,109,426)	$17,268,200
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.9%	880,520
	TOTAL NET ASSETS - 100.0%	$18,148,720

ETF - Exchange-Traded Fund

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 77.7%
	AGRICULTURE - 4.6%
58,200	Archer-Daniels-Midland Co.	$2,374,560
22,500	Bunge Ltd.	1,253,475
		3,628,035
	BANKS - 6.6%
24,000	Comerica, Inc.	1,743,360
114,000	Regions Financial Corp.	1,703,160
32,000	US Bancorp	1,676,800
		5,123,320
	BEVERAGES - 3.1%
47,700	Coca-Cola Co.	2,428,884

	DIVERSIFIED FINANCIAL SERVICES - 12.7%
4,484	BlackRock, Inc.	2,104,341
27,982	Eaton Vance Corp.	1,206,864
49,900	Franklin Resources, Inc.	1,736,520
141,422	Invesco Ltd.	2,893,494
18,249	T Rowe Price Group, Inc.	2,002,098
		9,943,317
	FOOD - 10.5%
34,200	Ingredion, Inc.	2,821,158
53,000	Kellogg Co.	2,839,210
31,700	Tyson Foods, Inc.	2,559,458
		8,219,826
	OIL & GAS - 14.3%
107,900	Cabot Oil & Gas Corp.	2,477,384
17,800	EOG Resources, Inc.	1,658,248
37,391	Exxon Mobil Corp.	2,865,272
43,579	Occidental Petroleum Corp.	2,191,152
65,000	Suncor Energy, Inc.	2,025,400
		11,217,456
	PHARMACEUTICALS - 9.8%
32,439	AmerisourceBergen Corp.	2,765,749
60,200	Cardinal Health, Inc.	2,835,420
15,620	McKesson Corp.	2,099,172
		7,700,341
	RETAIL - 6.1%
57,584	Designer Brands, Inc.	1,103,885
15,900	Ross Stores, Inc.	1,576,008
39,600	TJX Cos., Inc.	2,094,048
		4,773,941

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value
	COMMON STOCK - 77.7% (Continued)
	TRANSPORTATION - 10.0%
20,700	CH Robinson Worldwide, Inc.	$1,746,045
19,785	FedEx Corp.	3,248,499
27,188	United Parcel Service, Inc.	2,807,705
		7,802,249

	TOTAL COMMON STOCK ( Cost - $62,551,537)	60,837,369

	EXCHANGE-TRADED FUNDS - 12.1%
	DEBT FUNDS - 12.1%
123,500	iShares Floating Rate Bond ETF	6,289,855
31,000	PIMCO Enhanced Short Maturity Active ETF	3,154,250
	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,431,409)	9,444,105

	REITs (REAL ESTATE INVESTMENT TRUSTS) - 10.2%
7,700	American Tower Corp.	1,574,265
11,900	Public Storage	2,834,223
88,000	Starwood Property Trust, Inc.	1,999,360
23,530	Ventas, Inc.	1,608,276
	TOTAL REITs (Cost $6,674,436)	8,016,124

	TOTAL INVESTMENTS - 100.0% (Cost $78,657,382)	$78,297,598
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	24,934
	TOTAL NET ASSETS - 100.0%	$78,322,532

ETF - Exchange-Traded Fund

See accompanying notes to financial statements.

Day Hagan Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
ASSETS
Investment securities:
At cost	$17,109,426	$78,657,382
At value	$17,268,200	$78,297,598
Cash at Custodian	908,408	—
Cash at Broker	60,317	21
Receivable for Fund shares sold	200	5,283
Dividends receivable	6,851	251,555
Receivable for securities sold	—	1,042,362
Prepaid expenses and other assets	28,988	49,952
TOTAL ASSETS	18,272,964	79,646,771

LIABILITIES
Cash due to Custodian	—	253,633
Distribution (12b-1) fees payable	12,309	303
Payable for Fund shares repurchased	84,575	946,947
Investment management fees payable	4,185	72,481
Payable to related parties	3,223	24,926
Accrued expenses and other liabilities	19,952	25,949
TOTAL LIABILITIES	124,244	1,324,239
NET ASSETS	$18,148,720	$78,322,532

Composition of Net Assets:
Paid in capital	$19,181,404	$79,383,535
Accumulated losses	(1,032,684)	(1,061,003)
NET ASSETS	$18,148,720	$78,322,532

See accompanying notes to financial statements.

Day Hagan Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2019

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$994,337	$4,321,291
Shares of beneficial interest outstanding (a)	95,300	418,893
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$10.43	$10.32
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$11.07	$10.95

Class C Shares:
Net Assets	$3,443,579	$11,495,054
Shares of beneficial interest outstanding (a)	354,854	1,138,344
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.70	$10.10

Class I Shares:
Net Assets	$13,710,804	$62,506,187
Shares of beneficial interest outstanding (a)	1,307,515	6,039,958
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.49	$10.35

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2019

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
INVESTMENT INCOME
Dividends	$540,078	$2,834,348
Interest	27,660	205,044
Foreign tax withheld	—	(6,509)
TOTAL INVESTMENT INCOME	567,738	3,032,883

EXPENSES
Investment management fees	238,008	1,009,588
Distribution (12b-1) fees:
Class A	3,592	14,569
Class C	38,036	147,755
Administration fees and expenses	41,799	135,292
Registration fees	40,550	73,000
Management service fees	21,883	81,624
Legal fees	13,792	14,506
Audit fees	13,250	13,250
Compliance officer fees	13,095	19,919
Trustees fees and expenses	10,776	10,776
Printing and postage expenses	8,566	23,087
Shareholder service fees	7,841	62,211
Custodian fees	5,757	8,857
Broker/Margin interest expense	2,639	420
Insurance expense	1,095	2,555
Other expenses	2,103	2,128
TOTAL EXPENSES	462,782	1,619,537

Less: Fees waived by the Manager	(97,589)	(141,740)
NET EXPENSES	365,193	1,477,797

NET INVESTMENT INCOME	202,545	1,555,086

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments	(1,100,422)	435,991
Net realized gain from trade errors	200	15,365
Net realized gain from options written	59,401	—
Net realized gain from foreign currency transactions	—	172
Net realized gain (loss) from investments, trade errors and options written	(1,040,821)	451,528

Net change in unrealized depreciation on investments	(19,952)	(2,821,970)
Net change in unrealized depreciation on options written	(815)	—
Net change in unrealized appreciation from foreign currency translations	—	77
Net change on unrealized depreciation on investments, options written and foreign currency translations	(20,767)	(2,821,893)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,061,588)	(2,370,365)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(859,043)	$(815,279)

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$202,545	$86,679
Net realized gain (loss) from investments, trade errors and options written	(1,040,821)	2,126,900
Net change in unrealized depreciation on investments and options written and foreign currency translations	(20,767)	(865,201)
Net increase (decrease) in net assets resulting from operations	(859,043)	1,348,378

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(997)
Class I	—	(59,339)
From net realized gains:
Class A	—	(449,198)
Class C	—	(365,408)
Class I	—	(1,129,808)
Total distributions paid *
Class A	(56,098)	—
Class C	(161,030)	—
Class I	(967,865)	—
Total distributions to shareholders	(1,184,993)	(2,004,750)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	149,946	608,104
Class C	644,638	548,482
Class I	3,619,452	3,820,234
Net asset value of shares issued in reinvestment of distributions:
Class A	51,406	422,596
Class C	154,199	343,947
Class I	880,715	1,136,356
Payments for shares redeemed:
Class A	(4,064,699)	(4,324,458)
Class C	(1,211,719)	(2,012,533)
Class I	(8,364,783)	(1,415,666)
Net decrease in net assets from shares of beneficial interest	(8,140,845)	(872,938)

TOTAL DECREASE IN NET ASSETS	(10,184,881)	(1,529,310)

NET ASSETS
Beginning of Year	28,333,601	29,862,911
End of Year **	$18,148,720	$28,333,601

SHARE ACTIVITY
Class A:
Shares Sold	14,260	52,269
Shares Reinvested	5,125	37,037
Shares Redeemed	(358,642)	(372,204)
Net decrease in shares of beneficial interest outstanding	(339,257)	(282,898)

Class C:
Shares Sold	68,259	49,869
Shares Reinvested	16,457	32,144
Shares Redeemed	(122,010)	(184,867)
Net decrease in shares of beneficial interest outstanding	(37,294)	(102,854)

Class I:
Shares Sold	315,796	332,859
Shares Reinvested	87,459	99,245
Shares Redeemed	(782,276)	(121,685)
Net increase (decrease) in shares of beneficial interest outstanding	(379,021)	310,419

*	Distrtibutions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $25,398 as of June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$1,555,086	$1,012,822
Net realized gain from investments, trade errors and options written	451,528	12,725,918
Distribution of long term capital gains from underlying investment companies	—	245
Net change in unrealized depreciation on investments and options written and foreign currency translations	(2,821,893)	(2,301,273)
Net increase (decrease) in net assets resulting from operations	(815,279)	11,437,712

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(77,872)
Class C	—	(8,149)
Class I	—	(978,147)
From net realized gains:
Class A	—	(688,014)
Class C	—	(1,155,189)
Class I	—	(6,655,826)
Total distributions paid *
Class A	(642,044)	—
Class C	(1,450,539)	—
Class I	(8,109,741)	—
Total distributions to shareholders	(10,202,324)	(9,563,197)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	524,116	1,885,954
Class C	979,084	1,963,179
Class I	19,331,790	24,901,633
Net asset value of shares issued in reinvestment of distributions:
Class A	456,678	585,253
Class C	1,398,517	1,122,072
Class I	6,441,772	6,333,188
Payments for shares redeemed:
Class A	(5,353,270)	(7,623,066)
Class C	(6,119,456)	(6,512,914)
Class I	(48,627,739)	(51,912,228)
Net decrease in net assets from shares of beneficial interest	(30,968,508)	(29,256,929)

TOTAL DECREASE IN NET ASSETS	(41,986,111)	(27,382,414)

NET ASSETS
Beginning of Year	120,308,643	147,691,057
End of Year **	$78,322,532	$120,308,643

SHARE ACTIVITY
Class A:
Shares Sold	48,838	162,746
Shares Reinvested	47,515	51,597
Shares Redeemed	(496,644)	(663,842)
Net decrease in shares of beneficial interest outstanding	(400,291)	(449,499)

Class C:
Shares Sold	91,716	175,163
Shares Reinvested	149,378	100,815
Shares Redeemed	(594,659)	(582,900)
Net decrease in shares of beneficial interest outstanding	(353,565)	(306,922)

Class I:
Shares Sold	1,819,174	2,169,517
Shares Reinvested	666,253	556,392
Shares Redeemed	(4,575,169)	(4,557,033)
Net decrease in shares of beneficial interest outstanding	(2,089,742)	(1,831,124)

*	Distrtibutions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income of $0 as of June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016		June 30, 2015
Net asset value, beginning of year	$11.35		$11.62		$10.81	$11.30		$11.90
Activity from investment operations:
Net investment income (loss) (5)(6)	0.10		0.03		0.02	(0.00	) (1)	(0.00	) (1)
Net realized and unrealized gain (loss) from investments	(0.50)		0.51		0.79	(0.36)		(0.05)
Total from investment operations	(0.40)		0.54		0.81	(0.36)		(0.05)
Less distributions from:
Net investment income	(0.07)		(0.00	) (1)	—	—		(0.01)
Net realized gains	(0.45)		(0.81)		—	(0.13)		(0.54)
Total distributions	(0.52)		(0.81)		—	(0.13)		(0.55)
Net asset value, end of year	$10.43		$11.35		$11.62	$10.81		$11.30
Total return (2)	(3.31)%		4.64%		7.49%	(3.18)%		(0.49)%
Net assets, at end of year (000s)	$994		$4,934		$8,340	$15,542		$40,030
Ratio of gross expenses to average net assets (3)(4)	2.03	% (7)	1.88	% (7)	1.79%	1.83%		1.71%
Ratio of net expenses to average net assets (4)	1.61	% (7)	1.61	% (7)	1.60%	1.60%		1.60%
Ratio of net investment income (loss) to average net assets (4)(6)	0.93	% (7)	0.25	% (7)	0.18%	(0.03%)		(0.02%)
Portfolio Turnover Rate	233%		303%		176%	59%		120%

(1)	Amount represents less than $0.01 per share.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$10.60		$10.98		$10.29	$10.84	$11.51
Activity from investment operations:
Net investment income (loss) (4)(5)	0.00	(7)	(0.05)		(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss) from investments	(0.45)		0.48		0.75	(0.33)	(0.04)
Total from investment operations	(0.45)		0.43		0.69	(0.42)	(0.13)
Less distributions from:
Net investment income	—		—		—	—	—
Net realized gains	(0.45)		(0.81)		—	(0.13)	(0.54)
Total distributions	(0.45)		(0.81)		—	(0.13)	(0.54)
Net asset value, end of year	$9.70		$10.60		$10.98	$10.29	$10.84
Total return (1)	(4.07)%		3.86%		6.71%	(3.88)%	(1.24)%
Net assets, at end of year (000s)	$3,444		$4,157		$5,436	$7,270	$9,467
Ratio of gross expenses to average net assets (2)(3)	2.78	% (6)	2.63	% (6)	2.54%	2.58%	2.46%
Ratio of net expenses to average net assets (3)	2.36	% (6)	2.36	% (6)	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets (3)(5)	0.04	% (6)	(0.48	)% (6)	(0.53)%	(0.82)%	(0.80)%
Portfolio Turnover Rate	233%		303%		176%	59%	120%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.41		$11.69		$10.85	$11.29	$11.93 (1)
Activity from investment operations:
Net investment income (loss) (5)(6)	0.11		0.06		0.05	0.01	(0.01)
Net realized and unrealized gain (loss) from investments	(0.48)		0.51		0.79	(0.32)	(0.05)
Total from investment operations	(0.37)		0.57		0.84	(0.31)	(0.06)
Less distributions from:
Net investment income	(0.10)		(0.04)		—	—	(0.04)
Net realized gains	(0.45)		(0.81)		—	(0.13)	(0.54)
Total distributions	(0.55)		(0.85)		—	(0.13)	(0.58)
Net asset value, end of year	$10.49		$11.41		$11.69	$10.85	$11.29
Total return (2)	(3.04)%		4.88%		7.74%	(2.74)%	(0.56)%
Net assets, at end of year (000s)	$13,711		$19,242		$16,087	$15,384	$435
Ratio of gross expenses to average net assets (3)(4)	1.78	% (7)	1.63	% (7)	1.54%	1.58%	1.46%
Ratio of net expenses to average net assets (4)	1.36	% (7)	1.36	% (7)	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets (4)(6)	1.01	% (7)	0.54	% (7)	0.48%	0.05%	(0.10)%
Portfolio Turnover Rate	233%		303%		176%	59%	120%

(1)	The Day Hagan Tactical Allocation Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.53		$11.33	$10.93	$10.68	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.15		0.08	0.05	0.05	0.02
Net realized and unrealized gain (loss) from investments	(0.23)		0.95	0.49	0.36	0.69
Total from investment operations	(0.08)		1.03	0.54	0.41	0.71
Less distributions from:
Net investment income	(0.15)		(0.08)	(0.07)	—	(0.01)
Net realized gains	(0.98)		(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.13)		(0.83)	(0.14)	(0.16)	(0.03)
Net asset value, end of year	$10.32		$11.53	$11.33	$10.93	$10.68
Total return (2)	0.09	% (7)	9.29%	4.99%	3.90%	7.07%
Net assets, at end of year (000s)	$4,321		$9,442	$14,379	$18,980	$15,900
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.70%		1.61%	1.59%	1.70%	2.12%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.55%		1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets (4)(6)	1.41%		0.67%	0.49%	0.49%	0.15%
Portfolio Turnover Rate	53%		84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class A shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Had the Advisor not reimbursed the trade error, total return would have been (0.01)%. (Note 4)

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.31	$11.14	$10.77	$10.61	$10.00 (1)
Activity from investment operations:
Net investment income (loss) (5)(6)	0.07	(0.01)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss) from investments	(0.23)	0.94	0.48	0.35	0.69
Total from investment operations	(0.16)	0.93	0.46	0.32	0.63
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.02)	—	—
Net realized gains	(0.98)	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.05)	(0.76)	(0.09)	(0.16)	(0.02)
Net asset value, end of year	$10.10	$11.31	$11.14	$10.77	$10.61
Total return (2)	(0.70)%	8.43%	4.25%	2.98%	6.28%
Net assets, at end of year (000s)	$11,495	$16,869	$20,045	$14,915	$3,790
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.45%	2.36%	2.34%	2.45%	2.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.30%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets (4)(6)	0.69%	(0.08)%	(0.20)%	(0.34)%	(0.57)%
Portfolio Turnover Rate	53%	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class C shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.56	$11.37	$10.97	$10.70	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.19	0.11	0.09	0.07	0.05
Net realized and unrealized gain (loss) from investments	(0.24)	0.95	0.49	0.37	0.69
Total from investment operations	(0.05)	1.06	0.58	0.44	0.74
Less distributions from:
Net investment income	(0.18)	(0.12)	(0.11)	(0.01)	(0.02)
Net realized gains	(0.98)	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.16)	(0.87)	(0.18)	(0.17)	(0.04)
Net asset value, end of year	$10.35	$11.56	$11.37	$10.97	$10.70
Total return (2)	0.35%	9.45%	5.31%	4.09%	7.36%
Net assets, at end of year (000s)	$62,506	$93,997	$113,267	$91,018	$15,527
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.45%	1.36%	1.34%	1.45%	1.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.30%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets (4)(6)	1.71%	0.92%	0.80%	0.65%	0.43%
Portfolio Turnover Rate	53%	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following series: Day Hagan Tactical Allocation Fund (formerly Day Hagan Tactical Allocation Fund of ETFs) and Day Hagan Logix Tactical Dividend Fund (formerly Day Hagan Tactical Dividend Fund) (each a “Fund” or collectively the “Funds”). The Day Hagan Tactical Allocation Fund is registered as a diversified fund and the Day Hagan Logix Tactical Dividend Fund is registered as a non-diversified fund. The Funds’ investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

Day Hagan Tactical Allocation Fund Class A and Class C commenced operations on October 30, 2009. The Day Hagan Tactical Allocation Fund Class I commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

Day Hagan Logix Tactical Dividend Fund commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of its respective Fund, has the same rights and voting privileges, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing service and distribution fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded fund purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Index options are valued at the mean prices provided by an approved independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Funds’ net assets as of June 30, 2019:

Day Hagan Tactical Allocation Fund

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds(b)	$17,268,200	$—	$—	$17,268,200
Total	$17,268,200	$—	$—	$17,268,200

Day Hagan Logix Tactical Dividend Fund

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stock(b)	$60,837,369	$—	$—	$60,837,369
Exchange-Traded Fund(b)	9,444,105	—	—	9,444,105
REITs	8,016,124	—	—	8,016,124
Total	$78,297,598	$—	$—	$78,297,598

(a)	As of and during the year ended June 30, 2019, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All exchange-traded funds and common stocks held in the Funds are Level 1 securities. For a detailed break-out of exchange-traded funds (“ETFs”) and common stocks by major index classification, please refer to the Portfolios of Investments.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

b) Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

Option Transactions – Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in each Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Impact of Derivatives on the Statement of Operations

Day Hagan Tactical Allocation Fund

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended June 30, 2019:

Derivatives Not
Accounted for as
Hedging Instruments		Location of Gain (Loss) on	Realized and Unrealized
under GAAP	Primary Risk Exposure	Derivatives Recognized	Gain (Loss) on Derivatives

Put Options written	Equity Risk	Net realized gain from options written	$59,401
Total			$59,401

Put Options written	Equity Risk	Net change in unrealized depreciation on options written	$(815)
Total			$(815)

The notional value of the derivative instruments outstanding as of June 30, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Federal Income Tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required

As of and during the year ended June 30, 2019, each Fund did not have a liability for any unrecognized tax expense. Each Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2019, each Fund did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (years or periods ended 2016 – 2018 or expected to be taken in year ended 2019 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Funds’ tax returns are presently in progress.

d) Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Day Hagan Tactical Allocation Fund distributes net investment income annually and the Day Hagan Logix Tactical Dividend Fund distributes net investment income quarterly. Distributable net realized gains, if any, are declared and distributed annually.

e) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

f) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i) Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of each Fund. Investments in Class A shares, in each Fund, made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2019, there were no redemption fees paid to the Funds and there were no CDSC fees paid to the Manager.

j) Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for each Fund were as follows:

Day Hagan Tactical Allocation Fund

Purchases	Sales
$52,948,442	$62,793,947

Day Hagan Logix Tactical Dividend Fund

Purchases	Sales
$48,184,118	$68,198,846

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Day Hagan acts as investment manager to the Funds pursuant to the terms of an investment advisory agreement between the Funds and Day Hagan (the “Management Agreement”). DH Logix, LLC serves as sub-adviser to a portion of the Day Hagan Logix Tactical Dividend Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of each Fund in accordance with each Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, each Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets for Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, such fees to be computed daily based upon daily average net assets of the Funds. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2019, management fees of $238,008 and $1,009,588 were incurred by the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively, before the waiver and reimbursement described below. For the year ended June 30, 2019 the Day Hagan Tactical Allocation Fund owed $4,185 and the Day Hagan Logix Tactical Dividend Fund owed $72,481 to the investment manager.

The Manager and the Trust, with respect to the Funds, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares of Day Hagan Tactical Allocation Fund and at 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class I shares of Day Hagan Logix Tactical Dividend Fund’s average daily net assets through October 31, 2019. Prior to July 25, 2018, the total annual operating expenses on Day Hagan Logix Tactical Dividend Fund could not exceed 1.60%, 2.35% and 1.35% for Class A shares, Class C shares and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by each Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the year ended June 30, 2019, the Manager waived management fees of $97,589 and $141,740 for Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively, pursuant to the Expense Limitation Agreement. As of June 30, 2019, the Adviser has waived/reimbursed expenses that may be recovered during the year indicated below:

	2020	2021	2022
Day Hagan Tactical Allocation Fund	$68,072	$76,180	$97,589
Day Hagan Logix Tactical Dividend Fund	$0	$17,140	$141,740

Due to a trade error, the Advisor reimbursed the funds $200 and $15,365 for Day Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, respectively.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2019, $21,883 and $81,624 in fees were incurred under the Management Service Agreement for Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, respectively.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, AlphaCentric Advisors LLC, and Catalyst Capital Advisors LLC (AlphaCentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares of each Fund, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Manager for the sale of Class C shares.

For the year ended June 30, 2019, the Distributor received $320 and $1,634 in underwriter commissions from the sale of Class A shares of the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively.

(4)	PAYMENTS BY AFFILIATES

As a result of a trade error, the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund respectively, experienced losses of $200 and $15,365, all of which was reimbursed by the Advisor.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,149,355 and $79,274,995 for the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund respectively, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Day Hagan Tactical Allocation Fund
Gross Unrealized Appreciation:	$233,185
Gross Unrealized Depreciation:	(114,340)
Net Unrealized Appreciation:	$118,845
Day Hagan Logix Tactical Dividend Fund
Gross Unrealized Appreciation:	$4,028,364
Gross Unrealized Depreciation:	(5,005,761)
Net Unrealized Depreciation:	$(977,397)

The tax character of distributions paid during the fiscal years ended June 30, 2019 and June 30, 2018 was as follows:

For the year ended June 30, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Day Hagan Tactical Allocation Fund	$902,593	$249,320	$33,080	$1,184,993
Day Hagan Logix Tactical Dividend Fund	4,713,533	5,488,791	—	$10,202,324

For the year ended June 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Day Hagan Tactical Allocation Fund	$2,036,152	$—	$—	$2,036,152
Day Hagan Logix Tactical Dividend Fund	3,421,678	6,141,519	—	9,563,197

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Day Hagan Tactical Allocation Fund	$—	$—	$(1,055,503)	$(96,026)	$—	$118,845	$(1,032,684)
Day Hagan Logix Tactical Dividend Fund	198,663	—	(282,346)	—	—	(977,320)	$(1,061,003)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Day Hagan Tactical Allocation Fund	$1,055,503
Day Hagan Logix Tactical Dividend Fund	282,346

At June 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Day Hagan Tactical Allocation Fund	$93,783	$2,243	$96,026
Day Hagan Tactical Dividend Fund	—	—	—

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings/(Losses)
Day Hagan Tactical Allocation Fund	$(33,080)	$33,080
Day Hagan Tactical Dividend Fund	—	—

(6)	UNDERLYING FUND RISK

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in a Fund will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to a Fund’s direct fees and expenses.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements.

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Day Hagan Tactical Allocation Fund

and Day Hagan Logix Tactical Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2019

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the tables below provide information about hypothetical account values and hypothetical expenses based on the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Day Hagan Tactical Allocation Fund

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
Class A	$1,000.00	$1,054.60	$8.15	1.60%
Class C	1,000.00	1,050.90	11.95	2.35
Class I	1,000.00	1,057.50	6.89	1.35

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
Class A	$1,000.00	$1,016.86	$8.00	1.60%
Class C	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,018.10	6.76	1.35

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
June 30, 2019

Day Hagan Logix Tactical Dividend Fund

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
Class A	$1,000.00	$1,118.40	$8.14	1.55%
Class C	1,000.00	1,113.20	12.05	2.30
Class I	1,000.00	1,119.40	6.83	1.30

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
Class A	$1,000.00	$1,017.11	$7.75	1.55%
Class C	1,000.00	1,013.39	11.48	2.30
Class I	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

DAY HAGAN FUNDS
SUPPLEMENTAL INFORMATION
June 30, 2019 (Unaudited)

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

DAY HAGAN FUNDS
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2018 (Unaudited)

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-877-329-4246.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Day Hagan Funds
ADDITIONAL INFORMATION (Unaudited)
June 30, 2019

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Day Hagan Tactical Allocation Fund	11,250	11,250
Day Hagan Tactical Dividend Fund	11,250	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Day Hagan Tactical Allocation Fund	2,000	2,000
Day Hagan Tactical Dividend Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019 and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2019 and 2018 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/Jerry Szilagyi
Principal Executive Officer/President
Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/Jerry Szilagyi __________
Principal Executive Officer/President
Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/Erik Naviloff ____________
Erik Naviloff, Principal Financial Officer/Treasurer
Date: September 6, 2019